EXHIBIT 11a


                              ERNST & YOUNG L.L.P.
                   Certified Public Accountants & Consultants




                        CONSENT OF INDEPENDENT AUDITORS




     We consent to the reference to our firm under the captions "Financial Highlights" and "Reports" " and to the use of our report dated May 8, 1998, which is incorporated by reference, in this Registration Statement (Form N-1A No. 2-94935) of Cortland Trust, Inc.



                                                     /s/ Ernst & Young LLP
                                                        Ernst & Young LLP


New York, New York
July 27, 1998